Exhibit 10.67


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

                               SECOND AMENDMENT TO
              COLLATERALIZED CONVERTIBLE COMMERCIAL PROMISSORY NOTE


NOTE DATE:                 AUGUST 27, 1999
FIRST AMENDMENT DATE:      AUGUST 16, 2000
SECOND AMENDMENT DATE:     JANUARY 16, 2001
PRINCIPAL AMOUNT:          $1,000,000.00
ORIGINAL MATURITY DATE:    SEPTEMBER 1, 2001
EXTENDED MATURITY DATE:    DECEMBER 31, 2002

LENDER (NAME AND ADDRESS):                 ORIGINAL MAKER (NAME AND ADDRESS):
(AS TO A 50% UNDIVIDED INTEREST
AS TENANTS IN COMMON)                      OPEC Corp., a Colorado corporation
Wells Fargo Bank West, N.A.,               c/o Donald D. Cannella, President
Trustee of the James C. Berger             5930 Paonia Court
Rollover IRA (formerly Norwest             Colorado Springs, CO  80915
Bank Colorado, National Association,
Trustee of the James C. Berger             MAKER OF SECOND AMENDMENT:
Rollover IRA)
90 South Cascade Avenue                    OPEC Corp., a Colorado corporation
P.O. Box 2120                              c/o Donald D. Cannella, President
Colorado Springs, CO  80901-2120           1880 Office Club Pointe #2000
                                           Colorado Springs, CO  80920
             and
(AS TO A 40% UNDIVIDED INTEREST                              And
AS TENANTS IN COMMON)
John M. Ventimiglia                        FutureOne, Inc., a Nevada corporation
4390 North Academy Boulevard               c/o Donald D. Cannella, President
Colorado Springs, CO  80917                1880 Office Club Pointe #2000
                                           Colorado Springs, CO  80920
             and

(AS TO A 10% UNDIVIDED INTEREST)
Robin L. Morley & Mark E. Morley,
as Tenants in Common
101 North Cascade Avenue, Suite 310
Colorado Springs, CO  80903

     A. On or about August 27, 1999, Original Maker made a promissory note payable to the order of Lender in the principal amount of $1,000,000.00. ("Note")

     B. The Note contained a Conversion Privilege.

     C. On or about July 27, 2000, the Lender, the Original Maker, and Original Maker's parent, FutureOne, Inc., agreed that as partial consideration for Lenders' consent to release identified portions of Original Maker's accounts receivable from the Security Agreement securing the Note, that the Conversion Privilege set forth in the Note shall be amended as set forth in the First Amendment.

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     D. On or about January ___, 2001 the Lender,  the Original  Maker,  and the
Original Maker's parent, (Original Maker and Original Maker's Parent are jointly, severally and individually referred to as "Maker of Second Amendment" or "Maker") agree for good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, to amend and extend the Note as set forth herein below:

     1. OPEC Corp., a Colorado corporation and FutureOne, Inc., a Nevada corporation, jointly, severally and individually, promise to pay to the order of Lender, at the Lender's offices designated above, the Principal Amount, with interest on the unpaid balance at the interest rate specified in the Note. Principal and interest shall be payable as specified in the Amended and Extended Payment Schedule set forth herein below.

AMENDED AND EXTENDED PAYMENT SCHEDULE:

     All accrued but unpaid interest is due on the 1st day of February 2001, and on the first day of each month thereafter. The entire outstanding principal balance, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full on December 31, 2002 IN A BALLOON PAYMENT. Maker understands this Note is payable in full on December 31, 2002 and that this Note is a balloon payment loan. The Lender is under no obligation to refinance the loan at that time. Maker will therefore be required to make payment out of other assets it may own, or it will have to find a Lender willing to lend it money at prevailing market rates, which may be considerably higher than the interest rate of this loan. If Maker refinances this loan at maturity, it may have to pay some or all closing costs normally associated with a new loan, even if it obtains refinancing from the same Lender. Notwithstanding anything to the contrary stated herein, Lender shall have the right, in its sole and absolute discretion, to call this Note, in whole or in part, at any time after February 28, 2001. If Lender exercises its call privilege, the entire outstanding principal balance called, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full immediately. If Maker fails to repay the principal and interest as required under this paragraph, then the Lender may invoke any of the remedies permitted by the Note and Security Agreement.

     DELETION OF CONVERSION PRIVILEGE:

     The Conversion Privilege set forth in the Note and the Modified Conversion Privilege set forth in the First Amendment are both deleted in their entirety.

     PREPAYMENT:

     This Note may be prepaid  at any time,  in whole or in part,  upon  fifteen
(15) days' written notice to Lender.

     SECURITY:

     This Note is secured by a blanket Security Agreement on all assets of Maker. It is a condition precedent to Lender's obligations pursuant to this Second Amendment that the loan from Original Maker to U.S. Bank, National Association, is paid in full and that U.S. Bank, National Association, release all of its security interest over property owned by Original Maker.

     Except as specifically stated herein, all of the other terms of the Note and the First Amendment shall remain as stated in the Original Note and First Amendment.

     By signing this Second Amendment to Collateralized Convertible Commercial Promissory Note, Maker also acknowledges receipt of copy.

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                                     MAKER:

                                     OPEC Corp., a Colorado corporation



                                     By: /s/ Donald D. Cannella
                                         ---------------------------------------
                                         Donald D. Cannella, President

ATTEST:

/s/ Daniel J. Romano
-------------------------------
Daniel J. Romano, Secretary

                                     FutureOne, Inc., a Nevada corporation



                                     By: /s/ Donald D. Cannella
                                         ---------------------------------------
                                         Donald D. Cannella, President


ATTEST:

/s/ Daniel J. Romano
-------------------------------------
Daniel J. Romano, Assistant Secretary